CrowdStrike Reports Fourth Quarter and Fiscal Year 2026 Financial Results

•Surpasses $5 billion ending ARR milestone, accelerates to 24% year-over-year growth to reach $5.25 billion
•Net new ARR grows 47% year-over-year and reaches a record $331 million in Q4
•Achieves positive GAAP net income and record non-GAAP net income in the quarter
•Delivers record operating and free cash flow for both the quarter and year
•Reaches $1.69 billion in ending ARR from Falcon Flex accounts, up over 120% year-over-year

AUSTIN, Texas - March 3, 2026 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), today announced financial results for the fourth quarter and fiscal year 2026, ended January 31, 2026.

"FY26 will go down in our history books as CrowdStrike's best year yet," said George Kurtz, CrowdStrike's Founder and CEO. "We achieved $5.25 billion in ending ARR - the fastest and only pure-play cybersecurity software company to achieve this milestone - driven by a record $1.01 billion of net new ARR, our first year exceeding $1 billion of net new ARR. We also delivered record operating and free cash flow for both the quarter and year. Our record results showcase the durability of our growth and cash flow generation. As enterprises rapidly adopt AI, CrowdStrike is mission-critical infrastructure - securing AI across every layer from GPU to agent to prompt. The AI revolution is creating a massive growth opportunity for CrowdStrike, one that our technology, team, and ecosystem are well positioned to continue winning.”

Commenting on the company's financial results, Burt Podbere, CrowdStrike's CFO added, "CrowdStrike delivered a record fourth quarter and fiscal year 2026, exceeding expectations across all guided metrics. The combination of accelerating growth, expanding profitability, and record cash flow generation puts CrowdStrike in rare air. With exceptional momentum across the business and a record Q1 pipeline entering FY27, we have strong conviction to once again raise our FY27 ARR outlook. The AI revolution represents a new, generational growth opportunity for CrowdStrike, and we are confident in our ability to deliver durable, profitable growth as we scale to our goal of $20 billion ending ARR in FY36."

Fourth Quarter Fiscal 2026 Financial Highlights

•Revenue: Total revenue was $1.31 billion, a 23% increase, compared to $1.06 billion in the fourth quarter of fiscal 2025. Subscription revenue was $1.24 billion, a 23% increase, compared to $1.01 billion in the fourth quarter of fiscal 2025.

•Annual Recurring Revenue (ARR) grew 24% year-over-year to $5.25 billion as of January 31, 2026, of which $330.7 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 79%, compared to 77% for the fourth quarter of fiscal 2025. Non-GAAP subscription gross margin was 81%, compared to 80% in the fourth quarter of fiscal 2025.

•Income/Loss from Operations: GAAP loss from operations was $6.9 million, compared to $79.3 million in the fourth quarter of fiscal 2025. Non-GAAP income from operations was $325.8 million, compared to $224.8 million in the fourth quarter of fiscal 2025.

•Net Income/Loss Attributable to CrowdStrike: GAAP net income attributable to CrowdStrike was $38.7 million, compared to a loss of $86.3 million in the fourth quarter of fiscal 2025. GAAP net income per share attributable to CrowdStrike, diluted, was $0.15, compared to a loss of $0.35 in the fourth quarter of fiscal 2025. Non-GAAP net income attributable to CrowdStrike was $289.1 million, compared to $205.3 million in the fourth quarter of fiscal 2025. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $1.12, compared to $0.81 in the fourth quarter of fiscal 2025.

•Cash Flow: Net cash generated from operations was $497.9 million, compared to $345.7 million in the fourth quarter of fiscal 2025. Free cash flow was $376.4 million, compared to $239.8 million in the fourth quarter of fiscal 2025.

•Cash and Cash Equivalents grew to $5.23 billion as of January 31, 2026.

Full Year Fiscal 2026 Financial Highlights

•Revenue: Total revenue was $4.81 billion, a 22% increase, compared to $3.95 billion in fiscal 2025. Subscription revenue was $4.56 billion, a 21% increase, compared to $3.76 billion in fiscal 2025.

•Subscription Gross Margin: GAAP subscription gross margin was 78% for both fiscal 2026 and 2025. Non-GAAP subscription gross margin was 81%, compared to 80% in fiscal 2025.

•Income/Loss from Operations: GAAP loss from operations was $293.3 million, compared to $116.4 million in fiscal 2025. Non-GAAP income from operations was $1.05 billion, compared to $879.9 million in fiscal 2025.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $162.5 million, compared to $15.2 million in fiscal 2025. GAAP net loss per share attributable to CrowdStrike, diluted, was $0.65, compared to $0.06 in fiscal 2025. Non-GAAP net income attributable to CrowdStrike was $956.6 million, compared to $814.6 million in fiscal 2025. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $3.73, compared to $3.24 in fiscal 2025.

•Cash Flow: Net cash generated from operations was $1.61 billion, compared to $1.38 billion in fiscal 2025. Free cash flow was $1.24 billion, compared to $1.07 billion in fiscal 2025.

Share Repurchases

Subsequent to January 31, 2026 and through March 2, 2026, the Company repurchased 143,801 shares of its Class A common stock under its existing Share Repurchase Program at an average price of $351.97 per share, for an aggregate purchase price of $50.6 million. As of March 2, 2026, approximately $949.4 million remained available for future share repurchases under the Share Repurchase Program.

Recent Highlights

•CrowdStrike’s module adoption rates were 50%, 34%, and 24% for six or more, seven or more, and eight or more modules, respectively, as of January 31, 2026.
•Announced the general availability of Falcon AI Detection and Response (AIDR).
•Acquired SGNL, a leader in Continuous Identity.
•Acquired Seraphic Security, a leader in browser runtime security.
•Announced the general availability of FalconID, extending the Falcon platform with zero-friction, phishing-resistant MFA.
•Achieved ISO/IEC 42001:2023 certification, validating CrowdStrike’s disciplined, externally audited approach to the responsible design, development, and operation of AI-powered cybersecurity.
•Announced an expansion of a strategic alliance with Microsoft that allows organizations to purchase the Falcon platform on Microsoft Marketplace using their existing Microsoft Azure Consumption Commitment.
•Revealed a strategic partnership with VAST Data, combining VAST’s native data-layer governance and platform-level controls with CrowdStrike’s enterprise-grade threat detection and automated response.
•Announced new regional cloud deployments planned for Saudi Arabia, India, and the United Arab Emirates, with additional geographies to follow.
•Signed a memorandum of understanding (MoU) in Saudi Arabia with Aramco.
•Announced an integration that connects Falcon Shield with the Qualtrics XM Platform to provide organizations with real-time visibility and automated protection for user activity, permission, configurations, and data access.
•Selected by NordVPN to power its Threat Protection Pro™ feature, bringing industry-leading threat intelligence trusted by enterprises and governments to millions of consumers worldwide.
•Delivered 100% detection and 100% protection with no false positives in the 2025 MITRE ATT&CK® Enterprise Evaluations.
•Recognized as a Customers’ Choice 2025 in the Gartner® Peer Insights™ ‘Voice of the Customer for Endpoint Protection Platforms’, ‘Voice of the Customer for Application Security Posture Management (ASPM) Tools’, ‘Voice of the Customer for External Attack Surface Management’ and ‘Voice of the Customer’ for User Authentication’ reports1.
•Announced the findings of a Forrester Consulting Total Economic Impact™ (TEI) study2, showing that customers who replaced legacy endpoint security with CrowdStrike achieved a 273% return on investment (ROI) by reducing breach risk and simplifying security operations.
•Named Frost & Sullivan’s 2026 Company of the Year for Cloud Workload Security (CWS) and the 2025 Company of the Year for Global SaaS Security Posture Management (SSPM) for the second consecutive time3.

Financial Outlook

CrowdStrike is providing the following guidance for the first quarter of fiscal 2027 (ending April 30, 2026) and guidance for fiscal year 2027 (ending January 31, 2027).

Guidance for non-GAAP financial measures excludes stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, strategic plan related charges (benefits), net, losses (gains) and other expense (income) from strategic investments, and losses (gains) on deferred compensation assets, and is adjusted for our long-term non-GAAP effective tax rate. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted, is not available without unreasonable effort.

	Q1 FY27 Guidance	Full Year FY27 Guidance
Annual recurring revenue	$5,501.8 - $5,503.8 million	$6,465.8 - $6,516.4 million
Total revenue	$1,360.0 - $1,364.0 million	$5,867.6 - $5,927.6 million
Non-GAAP income from operations	$308.0 - $310.4 million	$1,422.2 - $1,462.2 million
Non-GAAP net income attributable to CrowdStrike	$275.2 - $277.1 million	$1,241.0 - $1,271.1 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$1.06 - $1.07	$4.78 - $4.90
Weighted average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	259 million	260 million
Non-GAAP tax rate	21.0%	21.0%

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the fourth quarter and fiscal year 2026 and outlook for its fiscal first quarter and fiscal year 2027 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	March 3, 2026
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Webcast link:	crowdstrike-fiscal-fourth-quarter-2026-results-conference-call.open-exchange.net/registration

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth and future financial and operating performance, including CrowdStrike’s financial outlook for the fiscal first quarter, fiscal year 2027 and beyond, product developments and anticipated tax rate. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with the content configuration update CrowdStrike released on July 19, 2024 for its Falcon sensor that resulted in system crashes for certain Windows systems (the “July 19 Incident”); risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; risks associated with new or existing products and services, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive and rapidly evolving market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to complete and successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new or existing products and services; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and services; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q, and subsequent filings.

Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information

CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” and “Change in Non-GAAP Measures Presentation” sections of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Reports Referenced and Disclaimers
1.Gartner®, Peer Insights™, Voice of the Customer for Endpoint Protection Platforms, 23 January 2026, Peer Community Contributor
Gartner®, Peer Insights™, Voice of the Customer for Application Security Posture Management (ASPM) Tools, 23
January 2026, Peer Community Contributor
Gartner®, Peer Insights™, Voice of the Customer for External Attack Surface Management, 31 December 2025, Peer
Community Contributor
Gartner®, Peer Insights™, Voice of the Customer for User Authentication, 22 January 2026, Peer Community
Contributor

2.A Forrester Consulting Total Economic Impact™ study commissioned by CrowdStrike, January 2026. The results are based on a composite organization representative of interviewed customers.
3.Frost & Sullivan 2026 Company of the Year for Cloud Workload Security (CWS) and Frost and Sullivan 2025 Company of the Year for Global SaaS Security Posture Management (SSPM).

Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences, and should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates. Gartner does not endorse any vendor, product or service depicted in this content nor makes any warranties, expressed or implied, with respect to this content, about its accuracy or completeness, including any warranties of merchantability or fitness for a particular purpose.

GARTNER and PEER INSIGHTS are trademarks of Gartner, Inc. and its affiliates.

The Gartner content described herein (the “Gartner Content”) represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this Earnings Press Release), and the opinions expressed in the Gartner Content are subject to change without notice.

About CrowdStrike Holdings
CrowdStrike (Nasdaq: CRWD), a global cybersecurity leader, has redefined modern security with the world’s most advanced cloud-native platform for protecting critical areas of enterprise risk – endpoints and cloud workloads, identity, and data.

Powered by the CrowdStrike Security Cloud and world-class AI, the CrowdStrike Falcon® platform leverages real-time indicators of attack, threat intelligence, evolving adversary tradecraft, and enriched telemetry from across the enterprise to deliver hyper-accurate detections, automated protection and remediation, elite threat hunting, and prioritized observability of vulnerabilities.

Purpose-built in the cloud with a single lightweight-agent architecture, the Falcon platform delivers rapid and scalable deployment, superior protection and performance, reduced complexity, and immediate time-to-value.

CrowdStrike: We stop breaches.
For more information, please visit: ir.crowdstrike.com

© 2026 CrowdStrike, Inc. All rights reserved. CrowdStrike and CrowdStrike Falcon are marks owned by CrowdStrike, Inc. and are registered in the United States and other countries. CrowdStrike owns other trademarks and service marks and may use the brands of third parties to identify their products and services.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Andrew Nowinski
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Jake Schuster
press@crowdstrike.com
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Revenue
Subscription	$1,242,265	$1,008,316	$4,564,683	$3,761,480
Professional services	63,110	50,222	247,322	192,144
Total revenue	1,305,375	1,058,538	4,812,005	3,953,624
Cost of revenue
Subscription (1)(2)(6)	265,109	228,719	1,015,915	834,578
Professional services (1)(6)	50,804	43,662	203,014	155,594
Total cost of revenue	315,913	272,381	1,218,929	990,172
Gross profit	989,462	786,157	3,593,076	2,963,452
Operating expenses
Sales and marketing (1)(2)(3)(4)(5)(6)	464,795	409,065	1,831,254	1,523,001
Research and development (1)(3)(4)(5)(6)	367,727	312,318	1,384,770	1,075,587
General and administrative (1)(2)(3)(4)(5)(6)	163,840	144,079	670,344	481,264
Total operating expenses	996,362	865,462	3,886,368	3,079,852
Loss from operations	(6,900)	(79,305)	(293,292)	(116,400)
Interest expense(7)	(7,552)	(6,664)	(28,021)	(26,311)
Interest income	47,856	46,597	194,969	196,174
Other income (expense), net(8)(9)	3,750	(1,095)	(645)	5,101
Income (loss) before provision for income taxes	37,154	(40,467)	(126,989)	58,564
Provision (benefit) for income taxes	(3,621)	46,268	34,176	71,130
Net income (loss)	40,775	(86,735)	(161,165)	(12,566)
Net income (loss) attributable to non-controlling interest	2,084	(449)	1,337	2,675
Net income (loss) attributable to CrowdStrike	$38,691	$(86,286)	$(162,502)	$(15,241)
Net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	$0.15	$(0.35)	$(0.65)	$(0.06)
Diluted	$0.15	$(0.35)	$(0.65)	$(0.06)
Weighted-average shares used in computing net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	252,566	246,933	250,576	244,750
Diluted	258,133	246,933	250,576	244,750
_____________________________

(1)Includes stock-based compensation expense and related employer payroll taxes as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Subscription cost of revenue	$23,935	$24,362	$97,263	$77,448
Professional services cost of revenue	9,769	9,610	38,941	32,468
Sales and marketing	78,949	71,785	296,502	247,947
Research and development	120,864	112,830	449,297	350,501
General and administrative	68,679	55,524	248,568	195,220
Total stock-based compensation expense and related employer payroll taxes (1)(2)	$302,196	$274,111	$1,130,571	$903,584
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Subscription cost of revenue	$6,998	$6,153	$26,307	$21,976
Sales and marketing	860	846	3,590	2,654
General and administrative	314	340	1,336	1,374
Total amortization of acquired intangible assets	$8,172	$7,339	$31,233	$26,004
(3)Includes acquisition-related expenses, net as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Sales and marketing	$56	$—	$407	$—
Research and development	722	—	1,789	477
General and administrative	5,808	1,475	11,840	5,550
Total acquisition-related expenses, net	$6,586	$1,475	$14,036	$6,027
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Sales and marketing	$148	$147	$712	$331
Research and development	70	51	567	253
General and administrative	54	—	133	27
Total mark-to-market adjustments on deferred compensation liabilities	$272	$198	$1,412	$611

(5)Includes costs, net, such as legal fees, remediation costs, sensor testing costs, and insurance receivables among others, associated with the July 19 Incident and related matters as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Sales and marketing	$258	$3,214	$1,065	$21,396
Research and development	(1)	2,230	2,387	6,780
General and administrative	15,917	15,564	114,278	31,886
Total costs associated with the July 19 Incident and related matters, net	$16,174	$21,008	$117,730	$60,062
(6)Includes strategic plan related charges (benefits) as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Subscription cost of revenue	$(115)	$—	$3,442	$—
Professional services cost of revenue	(100)	—	3,271	—
Sales and marketing	(165)	—	8,975	—
Research and development	(214)	—	16,573	—
General and administrative	(100)	—	12,516	—
Total strategic plan related charges (benefits), net	$(694)	$—	$44,777	$—
(7)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Interest expense	$546	$546	$2,186	$2,186
Total amortization of debt issuance costs and discount	$546	$546	$2,186	$2,186
(8)Includes gains (losses) and other income (expense) from strategic investments as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Other income (expense), net	$4,168	$(898)	$2,674	$5,350
Total gains (losses) and other income (expense) from strategic investments	$4,168	$(898)	$2,674	$5,350
(9)Includes gains on deferred compensation assets as follows (in thousands):

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Other income, net	$272	$198	$1,412	$611
Total gains on deferred compensation assets	$272	$198	$1,412	$611

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$5,230,125	$4,323,295
Accounts receivable, net of allowance for credit losses	1,361,844	1,128,564
Deferred contract acquisition costs, current	447,455	347,042
Prepaid expenses and other current assets	379,695	314,444
Total current assets	7,419,119	6,113,345
Strategic investments	76,832	72,544
Property and equipment, net	976,331	788,640
Operating lease right-of-use assets	69,860	42,763
Deferred contract acquisition costs, noncurrent	655,658	500,908
Goodwill	1,363,294	912,805
Intangible assets, net	136,702	133,114
Other long-term assets	388,888	137,459
Total assets	$11,086,684	$8,701,578
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$105,319	$130,887
Accrued expenses	181,089	191,349
Accrued payroll and benefits	389,690	319,243
Operating lease liabilities, current	18,232	13,811
Deferred revenue	3,421,051	2,733,005
Other current liabilities	68,811	72,755
Total current liabilities	4,184,192	3,461,050
Long-term debt	745,471	743,983
Deferred revenue, noncurrent	1,332,387	995,672
Operating lease liabilities, noncurrent	56,374	31,107
Other liabilities, noncurrent	295,655	150,849
Total liabilities	6,614,079	5,382,661
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	127	124
Additional paid-in capital	5,694,549	4,409,503
Accumulated deficit	(1,283,042)	(1,120,540)
Accumulated other comprehensive income (loss)	16,756	(9,593)
Total CrowdStrike Holdings, Inc. stockholders’ equity	4,428,390	3,279,494
Non-controlling interest	44,215	39,423
Total stockholders’ equity	4,472,605	3,318,917
Total liabilities and stockholders’ equity	$11,086,684	$8,701,578

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Year Ended January 31,
	2026	2025
Operating activities
Net loss	$(161,165)	$(12,566)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	250,218	187,952
Amortization of intangible assets	31,233	26,004
Amortization of deferred contract acquisition costs	449,413	318,837
Non-cash operating lease cost	17,197	15,283
Stock-based compensation expense	1,096,679	861,391
Deferred income taxes	(14,797)	(9,903)
Realized gains on strategic investments	(4,161)	(6,321)
Accretion of short-term investments purchased at a discount	—	2,285
Non-cash interest expense	5,444	3,763
Change in fair value of strategic investments	1,579	1,000
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	(232,528)	(274,219)
Deferred contract acquisition costs	(703,707)	(584,484)
Prepaid expenses and other assets	(206,157)	(190,232)
Accounts payable	(11,267)	84,939
Accrued expenses and other liabilities	22,587	218,518
Accrued payroll and benefits	61,610	85,873
Operating lease liabilities	(13,692)	(15,657)
Deferred revenue	1,023,863	669,264
Net cash provided by operating activities	1,612,349	1,381,727
Investing activities
Purchases of property and equipment	(302,108)	(254,852)
Capitalized internal-use software and website development costs	(68,751)	(58,969)
Purchases of strategic investments	(10,767)	(19,702)
Proceeds from sales of strategic investments	5,217	12,507
Business acquisitions, net of cash acquired	(382,268)	(310,257)
Proceeds from maturities and sales of short-term investments	—	97,300
Purchases of deferred compensation investments	(6,009)	(2,721)
Proceeds from the sale of deferred compensation investments	207	106
Net cash used in investing activities	(764,479)	(536,588)
Financing activities
Proceeds from issuance of common stock upon exercise of stock options	3,163	3,983
Proceeds from issuance of common stock under the employee stock purchase plan	125,834	99,616
Distributions to non-controlling interest holders	(2,545)	(4,891)
Capital contributions from non-controlling interest holders	6,000	8,500
Net cash provided by financing activities	132,452	107,208

Effect of foreign exchange rates on cash, cash equivalents, and restricted cash	9,629	(5,278)

Net increase in cash, cash equivalents, and restricted cash	989,951	947,069

Cash, cash equivalents, and restricted cash, at beginning of period	4,324,666	3,377,597
Cash, cash equivalents, and restricted cash, at end of period	$5,314,617	$4,324,666

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
GAAP subscription revenue	$1,242,265	$1,008,316	$4,564,683	$3,761,480
GAAP professional services revenue	63,110	50,222	247,322	192,144
GAAP total revenue	$1,305,375	$1,058,538	$4,812,005	$3,953,624

GAAP subscription gross profit	$977,156	$779,597	$3,548,768	$2,926,902
Stock-based compensation expense and related employer payroll taxes(1)(2)	23,935	24,362	97,263	77,448
Amortization of acquired intangible assets	6,998	6,153	26,307	21,976
Strategic plan related charges (benefits), net	(115)	—	3,442	—
Non-GAAP subscription gross profit	$1,007,974	$810,112	$3,675,780	$3,026,326

GAAP subscription gross margin	79%	77%	78%	78%
Non-GAAP subscription gross margin	81%	80%	81%	80%

GAAP professional services gross profit	$12,306	$6,560	$44,308	$36,550
Stock-based compensation expense and related employer payroll taxes(1)(2)	9,769	9,610	38,941	32,468
Strategic plan related charges (benefits), net	(100)	—	3,271	—
Non-GAAP professional services gross profit	$21,975	$16,170	$86,520	$69,018

GAAP professional services gross margin	19%	13%	18%	19%
Non-GAAP professional services gross margin	35%	32%	35%	36%

Total GAAP gross margin	76%	74%	75%	75%
Total Non-GAAP gross margin	79%	78%	78%	78%

GAAP sales and marketing operating expenses	$464,795	$409,065	$1,831,254	$1,523,001
Stock-based compensation expense and related employer payroll taxes(1)(2)	(78,949)	(71,785)	(296,502)	(247,947)
Amortization of acquired intangible assets	(860)	(846)	(3,590)	(2,654)
Acquisition-related expenses, net	(56)	—	(407)	—
Mark-to-market adjustments on deferred compensation liabilities	(148)	(147)	(712)	(331)
Costs associated with the July 19 Incident and related matters, net	(258)	(3,214)	(1,065)	(21,396)
Strategic plan related benefits (charges), net	165	—	(8,975)	—
Non-GAAP sales and marketing operating expenses	$384,689	$333,073	$1,520,003	$1,250,673

GAAP sales and marketing operating expenses as a percentage of revenue	36%	39%	38%	39%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	29%	31%	32%	32%

GAAP research and development operating expenses	$367,727	$312,318	$1,384,770	$1,075,587
Stock-based compensation expense and related employer payroll taxes(1)(2)	(120,864)	(112,830)	(449,297)	(350,501)
Acquisition-related expenses, net	(722)	—	(1,789)	(477)
Mark-to-market adjustments on deferred compensation liabilities	(70)	(51)	(567)	(253)
Benefits (costs) associated with the July 19 Incident and related matters, net	1	(2,230)	(2,387)	(6,780)
Strategic plan related benefits (charges), net	214	—	(16,573)	—
Non-GAAP research and development operating expenses	$246,286	$197,207	$914,157	$717,576

GAAP research and development operating expenses as a percentage of revenue	28%	30%	29%	27%
Non-GAAP research and development operating expenses as a percentage of revenue	19%	19%	19%	18%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
GAAP general and administrative operating expenses	$163,840	$144,079	$670,344	$481,264
Stock-based compensation expense and related employer payroll taxes(1)(2)	(68,679)	(55,524)	(248,568)	(195,220)
Acquisition-related expenses, net	(5,808)	(1,475)	(11,840)	(5,550)
Amortization of acquired intangible assets	(314)	(340)	(1,336)	(1,374)
Mark-to-market adjustments on deferred compensation liabilities	(54)	—	(133)	(27)
Costs associated with the July 19 Incident and related matters, net	(15,917)	(15,564)	(114,278)	(31,886)
Strategic plan related benefits (charges), net	100	—	(12,516)	—
Non-GAAP general and administrative operating expenses	$73,168	$71,176	$281,673	$247,207

GAAP general and administrative operating expenses as a percentage of revenue	13%	14%	14%	12%
Non-GAAP general and administrative operating expenses as a percentage of revenue	6%	7%	6%	6%

GAAP loss from operations	$(6,900)	$(79,305)	$(293,292)	$(116,400)
Stock-based compensation expense and related employer payroll taxes(1)(2)	302,196	274,111	1,130,571	903,584
Amortization of acquired intangible assets	8,172	7,339	31,233	26,004
Acquisition-related expenses, net	6,586	1,475	14,036	6,027
Mark-to-market adjustments on deferred compensation liabilities	272	198	1,412	611
Costs associated with the July 19 Incident and related matters, net	16,174	21,008	117,730	60,062
Strategic plan related charges (benefits), net	(694)	—	44,777	—
Non-GAAP income from operations	$325,806	$224,826	$1,046,467	$879,888

GAAP operating margin	(1)%	(7)%	(6)%	(3)%
Non-GAAP operating margin	25%	21%	22%	22%

GAAP provision (benefit) for income taxes	(3,621)	46,268	34,176	71,130
Income tax adjustments(4)	80,474	13,337	220,107	165,362
Non-GAAP provision for income taxes(3)	$76,853	$59,605	$254,283	$236,492

GAAP net income (loss) attributable to CrowdStrike	$38,691	$(86,286)	$(162,502)	$(15,241)
Stock-based compensation expense and related employer payroll taxes(1)(2)	302,196	274,111	1,130,571	903,584
Amortization of acquired intangible assets	8,172	7,339	31,233	26,004
Acquisition-related expenses, net	6,586	1,475	14,036	6,027
Amortization of debt issuance costs and discount	546	546	2,186	2,186
Mark-to-market adjustments on deferred compensation liabilities	272	198	1,412	611
Costs associated with the July 19 Incident and related matters, net	16,174	21,008	117,730	60,062
Strategic plan related charges (benefits), net	(694)	—	44,777	—
Losses (gains) and other expense (income) from strategic investments attributable to CrowdStrike	(2,084)	449	(1,337)	(2,675)
Gains on deferred compensation assets	(272)	(198)	(1,412)	(611)
Income tax adjustments(4)	(80,474)	(13,337)	(220,107)	(165,362)
Non-GAAP net income attributable to CrowdStrike	$289,113	$205,305	$956,587	$814,585

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
Weighted-average shares used in computing GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	252,566	246,933	250,576	244,750

GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	$0.15	$(0.35)	$(0.65)	$(0.06)

GAAP diluted net income (loss) per share attributable to CrowdStrike common stockholders	$0.15	$(0.35)	$(0.65)	$(0.06)
Stock-based compensation expense and related employer payroll taxes(1)(2)	1.17	1.09	4.41	3.59
Amortization of acquired intangible assets	0.03	0.03	0.12	0.10
Acquisition-related expenses, net	0.03	0.01	0.05	0.02
Amortization of debt issuance costs and discount	—	—	0.01	0.01
Mark-to-market adjustments on deferred compensation liabilities	—	—	0.01	—
Costs associated with the July 19 Incident and related matters, net	0.06	0.08	0.46	0.24
Strategic plan related charges (benefits), net	—	—	0.17	—
Losses (gains) and other expense (income) from strategic investments attributable to CrowdStrike	(0.01)	—	(0.01)	(0.01)
Gains on deferred compensation assets	—	—	(0.01)	—
Income tax adjustments(4)	(0.31)	(0.05)	(0.86)	(0.66)
Other(5)	—	—	0.03	0.01
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$1.12	$0.81	$3.73	$3.24

Weighted-average shares used to calculate Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	258,133	253,281	256,476	251,385
____________________________
1. Effective February 1, 2025, employer payroll taxes related to employee stock-based award transactions are included as part of stock-based compensation expense. These payroll taxes are excluded from CrowdStrike's non-GAAP results as they are tied to the timing and size of the vesting or exercise of the underlying stock-based awards and the price of our common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of our business. Prior period has been recast to reflect this change.
2. Stock-based compensation expense has been revised to reflect immaterial prior period adjustments.
3. Effective second quarter fiscal year 2026, we adopted a 21.0% long-term projected non-GAAP tax rate, reduced from the previous rate of 22.5%, in connection with the enactment of the One Big Beautiful Bill Act. This rate reflects the anticipated tax benefit from earning income outside the U.S. while retaining intellectual property within the U.S. The change is applied prospectively, and the tax rate for prior periods remains unchanged.
4. Adjustments are related to the difference between the GAAP provision for income taxes and non-GAAP provision for income taxes.
5. For periods in which we had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended January 31,		Year Ended January 31,
	2026	2025	2026	2025
GAAP net cash provided by operating activities	$497,869	$345,722	$1,612,349	$1,381,727
Purchases of property and equipment	(102,465)	(87,211)	(302,108)	(254,852)
Capitalized internal-use software and website development costs	(17,255)	(17,703)	(68,751)	(58,969)
Purchases of deferred compensation investments	(1,752)	(906)	(6,009)	(2,721)
Proceeds from the sales of deferred compensation investments	(34)	(65)	(207)	(106)
Free cash flow	$376,363	$239,837	$1,235,274	$1,065,079

GAAP net cash used in investing activities	$(122,976)	$(325,019)	$(764,479)	$(536,588)
GAAP net cash provided by financing activities	$51,358	$46,386	$132,452	$107,208

GAAP net cash provided by operating activities as a percentage of revenue	38%	33%	34%	35%
Purchases of property and equipment as a percentage of revenue	(8)%	(8)%	(6)%	(6)%
Capitalized internal-use software and website development costs as a percentage of revenue	(1)%	(2)%	(1)%	(1)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%	—%	—%
Proceeds from the sale of deferred compensation investments	—%	—%	—%	—%
Free cash flow margin	29%	23%	26%	27%

###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Change in Non-GAAP Measures Presentation

Effective as of February 1, 2025, the beginning of our fiscal year ending January 31, 2026, CrowdStrike began presenting employer payroll taxes related to employee stock-based award transactions as part of stock-based compensation expense in the GAAP to Non-GAAP reconciliation. These payroll taxes are excluded from CrowdStrike's non-GAAP results as they are tied to the timing and size of the vesting or exercise of the underlying stock-based awards and the price of CrowdStrike's common stock at the time of vesting or exercise, which may vary from period to period. In addition, effective second quarter fiscal year 2026, CrowdStrike adopted a 21.0% long-term projected non-GAAP tax rate, reduced from the previous rate of 22.5%, in connection with the enactment of the One Big Beautiful Bill Act. This rate reflects the anticipated tax benefit from earning income outside the United States (U.S.) while retaining intellectual property within the U.S. The change is applied prospectively, and the tax rate for prior periods remains unchanged.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, and strategic plan related charges (benefits), net.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP income (loss) from operations excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, and strategic plan related charges (benefits), net.

Non-GAAP Net Income Attributable to CrowdStrike

CrowdStrike defines non-GAAP net income attributable to CrowdStrike as GAAP net income (loss) attributable to CrowdStrike excluding stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, costs (recoveries) associated with the July 19 Incident and related matters, net, strategic plan related charges (benefits), net, losses (gains) and other expense (income) from strategic investments, and losses (gains) on deferred compensation assets, and is adjusted for our long-term non-GAAP effective tax rate.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, purchases of deferred compensation investments, and proceeds from sale of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allows CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in CrowdStrike's industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Dollar-Based Net Retention Rate

CrowdStrike's dollar-based net retention rate compares its ARR from a set of subscription customers against the same metric for those subscription customers from the prior year. CrowdStrike's dollar-based net retention rate reflects customer renewals, expansion, contraction and churn, and excludes revenue from its incident response and proactive services. Dollar-based net retention rate as of period end is calculated by starting with the ARR from all subscription customers as of 12 months prior to such period end, or Prior Period ARR. CrowdStrike then calculates the ARR from these same subscription customers as of the current period end, or Current Period ARR. Current Period ARR includes any expansion and is net of contraction or churn over the trailing 12 months, but excludes revenue from new subscription customers in the current period. CrowdStrike then divides the Current Period ARR by the Prior Period ARR to arrive at its dollar-based net retention rate.

Dollar-Based Gross Retention Rate

Dollar-based gross retention rate as of the period end is calculated by starting with the ARR from all subscription customers as of 12 months prior to such period, or Prior Period ARR. CrowdStrike then deducts from the Prior Period ARR any ARR from subscription customers who are no longer customers as of the current period end, or Current Period Remaining ARR. CrowdStrike then divides the total Current Period Remaining ARR by the total Prior Period ARR to arrive at its dollar-based gross retention rate, which is the percentage of ARR from all subscription customers as of the year prior that is not lost to customer churn.

Definition of Module Adoption Rates

Module adoption rates are calculated by taking the total number of customers with six or more, seven or more, and eight or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.